SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : January 25, 2002

RESIDENTIAL ASSET FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated August 1, 2001, providing for the issuance of
C-BASS 2001-CB3 Trust,   C-BASS  Mortgage  Loan  Asset-Backed Certificates,
Series 2001-CB3).

                      RESIDENTIAL ASSET FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


      North Carolina                  333-81721-04              56-2064715
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


301 South College Street, DC-06
Charlotte, North Carolina                                        28202-6001
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (704) 374-4868

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's C-BASS 2001-CB3 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2001-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of August 1, 2001 ( the "Agreement"), among Residential Asset Funding Corporation, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and The Chase Manhattan Bank, as Trustee. On January 25, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on January 25, 2002, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date:  February 1, 2002            By:   /s/ Karen Schluter
                                        -------------------------------------
                                        Karen Schluter
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         January 25, 2002

                                  Exhibit 99.1

                         Statement to Certificateholders
                                January 25, 2002


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                January 25, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                                 ENDING
                    FACE         PRINCIPAL                                               REALIZED       DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES         INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A    275,328,000.00    255,083,067.77    7,380,710.38    482,139.10   7,862,849.48    0.00            0.00      247,702,357.39
M1       9,727,000.00      9,727,000.00            0.00     53,244.34      53,244.34    0.00            0.00        9,727,000.00
M2      11,609,000.00     11,609,000.00            0.00     66,339.73      66,339.73    0.00            0.00       11,609,000.00
B1       9,570,000.00      9,570,000.00            0.00     57,405.10      57,405.10    0.00            0.00        9,570,000.00
B2       5,177,000.00      5,177,000.00            0.00     38,795.87      38,795.87    0.00            0.00        5,177,000.00
N       16,700,000.00     10,835,494.94    1,409,344.70     81,266.21   1,490,610.91    0.00            0.00        9,426,150.24
R                0.00              0.00            0.00          0.00           0.00    0.00            0.00                0.00
TOTALS 328,111,000.00    302,001,562.71    8,790,055.08    779,190.35   9,569,245.43    0.00            0.00      293,211,507.63

AIO     86,000,000.00     86,000,000.00            0.00    143,216.58     143,216.58    0.00            0.00       86,000,000.00
X      313,764,624.50    293,520,522.84            0.00          0.00           0.00    0.00            0.00      286,138,592.07

----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------

                        BEGINNING                                                  ENDING                         PASS-THRU
CLASS     CUSIP         PRINCIPAL        PRINCIPAL     INTEREST        TOTAL      PRINCIPAL          CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1A      12489WDS0        926.46976613   26.80697343  1.75114445    28.55811788       899.66279271     A1A           2.270000 %
M1       12489WDT8      1,000.00000000    0.00000000  5.47387067     5.47387067     1,000.00000000     M1            6.574000 %
M2       12489WDU5      1,000.00000000    0.00000000  5.71450857     5.71450857     1,000.00000000     M2            6.863000 %
B1       12489WDV3      1,000.00000000    0.00000000  5.99844305     5.99844305     1,000.00000000     B1            7.204000 %
B2       12489WDW1      1,000.00000000    0.00000000  7.49389028     7.49389028     1,000.00000000     B2            9.000000 %
N        N/A              648.83203234   84.39189820  4.86624012    89.25813832       564.44013413     N             9.000000 %
TOTALS                    920.42498639   26.78988233  2.37477668    29.16465900       893.63510407

AIO      12489WDR2      1,000.00000000    0.00000000  1.66530907     1.66530907     1,000.00000000     AIO           2.000000 %
X        N/A              935.47997423    0.00000000  0.00000000     0.00000000       911.95300466     X             0.000000 %
-------------------------------------------------------------------------------------------  -----------------------------------



If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               KAREN SCHLUTER
                JPMorgan Chase Bank  - Structured Finance Services
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.schluter@chase.com
                     ---------------------------------------



                                      -6-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                January 25, 2002


Sec. 4.06(iii) O/C Amount                                                              2,353,234.68
Sec. 4.06(iii) Targeted O/C Amount                                                     2,353,234.68
Sec. 4.06(iii) O/C Deficiency Amount                                                            0.00
Sec. 4.06(iii) O/C Release Amount                                                               0.00
Sec. 4.06(iii) Monthly Excess Interest                                                 1,492,777.12
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                         1,492,777.12
Sec. 4.06(iii) Extra Principal Distribution Amount                                              0.00

Sec. 4.06(iv) Servicing Compensation                                                            0.00
Sec. 4.06(iv) Servicing Fee                                                            120,668.49
Sec. 4.06(iv) PMI Premium                                                                  74,515.70
Sec. 4.06(iv) Special Servicing Fee Accrued                                                72,300.00
Sec. 4.06(iv) Previous Unpaid Special Servicing Fees                                            0.00
Sec. 4.06(iv) Special Servicing Fee Paid                                                   72,300.00

Sec. 4.06(v) Current Advances                                                                   0.00

Sec. 4.06(vi) Ending Collateral Balance Group 1 Total                                 158,965,892.70
Sec. 4.06(vi) Ending Collateral Balance Group 1 Sub-Group 1                             6,630,511.53
Sec. 4.06(vi) Ending Collateral Balance Group 1 Sub-Group 2                           152,335,381.17
Sec. 4.06(vi) Ending Collateral Balance Group 2 Total                                 127,172,699.37

Sec. 4.06(vii) Total Beginning Number of Loans                                              5,010.00
Sec. 4.06(vii) Group 1A Beginning Number of Loans                                             114.00
Sec. 4.06(vii) Group 1B Beginning Number of Loans                                           3,541.00
Sec. 4.06(vii) Total Group 1 Beginning Number of Loans                                      3,655.00
Sec. 4.06(vii) Total Group 2 Beginning Number of Loans                                      1,355.00


Sec. 4.06(vii) Total Ending Number of Loans                                                 4,922.00
Sec. 4.06(vii) Group 1A Ending Number of Loans                                                113.00
Sec. 4.06(vii) Group 1B Ending Number of Loans                                              3,492.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                                         3,695.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                                         1,317.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans                                   10.35%
Sec. 4.06(vii) Group 1 Weighted Average Mortgage Rate                                         10.458%
Sec. 4.06(vii) Group 1A Weighted Average Mortgage Rate                                         8.71%
Sec. 4.06(vii) Group 1B Weighted Average Mortgage Rate                                        10.53%
Sec. 4.06(vii) Group 2 Weighted Average Mortgage Rate                                         10.22%

Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                                       247.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                                       328.00



Sec. 4.06(viii)Loans Delinquent

                 Group 1

                Category        Number    Principal Balance         Percentage
                1 Month          373           14,095,343.70                  8.87 %
                2 Month          242            9,627,464.06                  6.06 %
                3 Month          423           17,271,986.34                 10.87 %
                Total          1,038           40,994,794.10                 25.80 %


                 Group 2
                Category        Number    Principal Balance         Percentage
                1 Month           121           10,952,149.78                  8.61 %
                2 Month            53            4,845,324.76                  3.81 %
                3 Month           126           10,511,114.85                  8.27 %
                 Total            300           26,308,589.39                 20.69 %


               Group Totals
                Category        Number    Principal Balance         Percentage
                1 Month           494           25,047,493.48                  8.75 %
                2 Month           295           14,472,788.82                  5.06 %
                3 Month           549           27,783,101.19                  9.71 %
                 Total          1,338           67,303,383.49                 23.52 %

                                      -7-




                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                January 25, 2002

Please Note: Delinquency Numbers Include Bankruptcies and Forecloures


Sec. 4.06(viii) Number of Loans 30 Days Delinquent in Group 1A                          10.00
Sec. 4.06(viii) Balance of Loans 30 Days Delinquent in Group 1A                         641,245.87
Sec. 4.06(viii) Number of Loans 30 Days Delinquent in Group 1B                          363
Sec. 4.06(viii) Balance of Loans 30 Days Delinquent in Group 1B                         13,454,097.83
Sec. 4.06(viii) Number of Loans 30 Days Delinquent in Group 2                           121
Sec. 4.06(viii) Balance of Loans 30 Days Delinquent in Group 2                          10,952,149.78

Sec. 4.06(viii) Number of Loans 60 Days Delinquent in Group 1A                          6.00
Sec. 4.06(viii) Balance of Loans 60 Days Delinquent in Group 1A                         606,779.43
Sec. 4.06(viii) Number of Loans 60 Days Delinquent in Group 1B                          236
Sec. 4.06(viii) Balance of Loans 60 Days Delinquent in Group 1B                         9,020,684.63
Sec. 4.06(viii) Number of Loans 60 Days Delinquent in Group 2                           53
Sec. 4.06(viii) Balance of Loans 60 Days Delinquent in Group 2                          4,845,324.76

Sec. 4.06(viii) Number of Loans 90+ Days Delinquent in Group 1A                         32.00
Sec. 4.06(viii) Balance of Loans 90+ Days Delinquent in Group 1A                        2,244,275.69
Sec. 4.06(viii) Number of Loans 90+ Days Delinquent in Group 1B                         391
Sec. 4.06(viii) Balance of Loans 90+ Days Delinquent in Group 1B                        15,027,710.65
Sec. 4.06(viii) Number of Loans 90+ Days Delinquent in Group 2                          126
Sec. 4.06(viii) Balance of Loans 90+ Days Delinquent in Group 2                         10,511,114.85


Sec. 4.06(viii)Loans in Foreclosures
                Loans in Foreclosure

                 Group 1
                 Number            Principal Balance     Percentage
                   68              3,828,677.83                 2.41 %

                 Group 2
                 Number            Principal Balance     Percentage
                  55              5,968,033.26                 4.69 %


                Group Totals
                 Number            Principal Balance     Percentage
                 123              9,796,711.09                 3.42 %




Sec. 4.06(viii) Number of Foreclosures in Group 1A                                      5.00
Sec. 4.06(viii) Balance of Foreclosures in Group 1A                                     254,188.44
Sec. 4.06(viii) Number of Foreclosures in Group 1B                                      63
Sec. 4.06(viii) Balance of Foreclosures in Group 1B                                     3,574,489.39
Sec. 4.06(viii) Number of Foreclosures in Group 2                                       55
Sec. 4.06(viii) Balance of Foreclosures in Group 2                                      3,286,835.58


Sec. 4.06(viii)Loans in Bankruptcy

                Loans in Bankruptcy
                 Group 1
                 Number           Principal Balance     Percentage
                 179                8,027,422.31                 5.05 %

                 Group 2
                 Number           Principal Balance     Percentage
                  28                1,977,353.41                 1.55 %

                Group Totals
                 Number           Principal Balance     Percentage
                 207             10,004,775.72                 3.50 %





Sec. 4.06(viii) Number of Bankruptcies in Group 1A                                      21.00
Sec. 4.06(viii) Balance of Bankruptcies in Group 1A                                     1,517,742.43
Sec. 4.06(viii) Number of Bankruptcies in Group 1B                                      158
Sec. 4.06(viii) Balance of Bankruptcies in Group 1B                                     6,509,679.88
Sec. 4.06(viii) Number of Bankruptcies in Group 2                                       28.00
Sec. 4.06(viii) Balance of Bankruptcies in Group 2                                      1,977,353.41



                                      -8-



                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                January 25, 2002

Sec. 4.06(ix)Loans in REO

                Group 1
                 Number                 Principal Balance     Percentage
                   1                100,444.71                 0.04 %

                 Group 2
                 Number                 Principal Balance     Percentage
                     0                          0.00               0.00%

                Group Totals
                 Number                 Principal Balance     Percentage
                   1                100,444.71                 0.04 %


Sec. 4.06(ix)  Number of Reo's in Group 1A                                              0.00
Sec. 4.06(ix)  Balance of Reo's in Group 1A                                             0.00
Sec. 4.06(ix)  Number of Reo's in Group 1B                                              1.00
Sec. 4.06(ix)  Balance of Reo's in Group 1B                                       100,444.71
Sec. 4.06(ix)  Number of Reo's in Group 2                                               0.00
Sec. 4.06(ix)  Reo's in Group 2                                                         0.00

Sec. 4.06(x) Sec. 4.06(x) REO Book Value
Sec. 4.06(x) REO Book Value Group 1A                                                    0.00
Sec. 4.06(x) REO Book Value Group 1                                               100,444.71
Sec. 4.06(x) REO Book Value Group 1B                                              100,444.71
Sec. 4.06(x) REO Book Value Group 2                                                     0.00

Sec. 4.06(x) Reperforming Loans                                                        116.00
Sec. 4.06(x) Reperforming Loan Balances                                         7,326,731.12

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1A                                                          0.00
Principal Prepayments Group 1                                                     972,386.84
Principal Prepayments Group 1B                                                    972,386.84
Principal Prepayments Group 2                                                   4,941,936.69

Sec. 4.06(xii) Prepayment Penalties/Premiums                                       70,133.87

Sec. 4.06(xiii) Realized Losses
Current Realized Losses Incurred in Group 1A                                        1,220.47
Current Realized Losses Incurred in Group 1                                             0.00
Current Realized Losses Incurred in Group 1B                                        1,220.47
Current Realized Losses Incurred in Group 2                                             0.00

Current Realized Losses Incurred in Group 1A                                        1,220.47
Cummulative Realized Losses Incurred in Group 1                                     2,116.56
Current Realized Losses Incurred in Group 1B                                        3,337.03
Cummulative  Realized Losses Incurred in Group 2                                   -2,947.44


Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.02(xiv) Class B1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.02(xiv) Class B1 Applied Realized Loss Amortization Amount                       0.00
Sec. 4.02(xiv) Class B2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.02(xiv) Class B2 Unpaid Realized Loss Amount                                     0.00

Sec. 4.06(xv) Excess Reserve Fund
Beginning Balance                                                                   5,000.00
Proceeds from Permitted Investments                                                     0.00
Deposits to the Excess Reserve Fund                                                     0.00
Ending Balance                                                                      5,000.00

Sec. 4.06(xvii) Unpaid Interest                                                         0.00
Class A1A Unpaid Interest Shortfall                                                     0.00
Class M1 Unpaid Interest Shortfall                                                      0.00
Class M2 Unpaid Interest Shortfall                                                      0.00
Class B1  Unpaid Interest Shortfall                                                     0.00
Class B2  Unpaid Interest Shortfall                                                     0.00
Class N Unpaid Interest Shortfall                                                       0.00


                                      -9-






                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                January 25, 2002



Current Period Relief Act Interest Shortfalls                                           685.70

Class A1A Interest Accrual Relief Act Reduction                                         393.04
Class AIO Interest Accrual Relief Act Reduction                                         116.75
Class M1 Interest Accrual Relief Act Reduction                                           43.40
Class M2 Interest Accrual Relief Act Reduction                                           54.08
Class B1 Interest Accrual Relief Act Reduction                                           46.80
Class B2 Interest Accrual Relief Act Reduction                                           31.63
Total Class Interest Accrual Relief Act Reduction                                       685.70

Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                                       0.00

Sec. 4.06(xxi) Trustee Fee Paid                                                       1,345.30

Sec. 4.06(xxii)Libor Carryover Amount - Class A-1A                                        0.00

Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-1A                                 0.00

Sec. 4.06(xiv) Has the Trigger Event Occurred                                           no

Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                                  n/a

Sec. 4.06 Cummulative Realized Losses as a Percentage of Original Collateral Balance    0.000%

Sec. 4.06(xxv) Available Funds by Group
        Available Funds                                                            9,715,973.45
        Interest Remittance Amount                                                 2,335,263.15
        Principal Remittance Amount                                                7,380,710.30

Sec 4.06 Repurchased Principal                                                          0.00

Sec 4.06 Class X Distributable Amount                                                   0.00

